UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 29, 2019
Presidio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38028	47-2398593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, Suite 2832, New York, NY 10119
(Address of Principal Executive Offices)
(212) 652-5700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On March 29, 2019, Presidio LLC and Presidio Networked Solutions LLC (together, the “Borrowers”), subsidiaries of Presidio, Inc. (the “Company”), entered into an Incremental Assumption Agreement and Amendment No. 8 (the “Amendment”) amending that certain Credit Agreement, dated as of February 2, 2015 (as previously amended, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrowers, the guarantors party thereto, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent.

Pursuant to the Amendment, the Borrowers’ $50,000,000 of existing revolving facility commitments (the “Existing Revolving Facility Commitments”) were replaced with $50,000,000 of new revolving facility commitments (the “New Revolving Facility Commitments”), having substantially similar terms as the Existing Revolving Facility Commitments, except with respect to the interest rate and maturity date.

The interest rate applicable to the New Revolving Facility Commitments was reduced to 2.75% from 4.25% in the case of LIBOR loans, and 1.75% from 3.25% in the case of base rate loans. The New Revolving Facility Commitments will mature on August 2, 2023, approximately 2.5 years later than the February 2, 2020 maturity date that was applicable to the Existing Revolving Facility Commitments.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description set forth in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 8.01    Other Events.

On March 29, 2019, the Company issued a press release announcing the Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Description
10.1
Incremental Assumption Agreement and Amendment No. 8, dated March 29, 2019, by and among Presidio, LLC and Presidio Networked Solutions LLC, as borrowers, the guarantors party thereto, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent.

99.1	Press Release, dated March 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Presidio, Inc.

Dated: March 29, 2019	By:	/s/ Elliot Brecher
Elliot Brecher
Senior Vice President and General Counsel